RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2018

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President, Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Marketing & Communications
T: +1 441 239 4932

Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “tangible book value per common share”, “tangible book value per common share plus accumulated dividends" and “managed catastrophe premium.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 21 through 24 for Comments on Regulation G.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Highlights
Gross premiums written	$625,677	$977,343	$1,159,652	$407,766	$640,269	$2,762,672	$2,389,774
Net premiums written	$453,255	$604,509	$663,044	$288,223	$483,221	$1,720,808	$1,583,102
Net premiums earned	$531,849	$429,385	$440,282	$421,473	$547,792	$1,401,516	$1,296,102
Net claims and claim expenses incurred	410,510	60,167	171,703	304,064	1,221,696	642,380	1,557,364
Acquisition expenses	109,761	105,052	97,711	98,598	76,761	312,524	248,294
Operating expenses	40,593	37,543	41,272	29,192	42,537	119,408	131,586
Underwriting (loss) income	$(29,015)	$226,623	$129,596	$(10,381)	$(793,202)	$327,204	$(641,142)

Net investment income	$80,696	$71,356	$56,476	$73,464	$40,257	$208,528	$148,745
Net realized and unrealized gains (losses) on investments	13,630	(17,901)	(82,144)	(7,716)	42,052	(86,415)	143,538
Total investment result	$94,326	$53,455	$(25,668)	$65,748	$82,309	$122,113	$292,283

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$32,681	$191,788	$56,713	$(3,452)	$(504,812)	$281,182	$(241,318)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$20,587	$209,631	$135,209	$41,353	$(544,153)	$365,427	$(373,653)

Total assets	$17,096,394	$17,023,378	$15,922,202	$15,226,131	$15,044,924	$17,096,394	$15,044,924
Total shareholders' equity attributable to RenaissanceRe	$4,886,521	$4,860,061	$4,436,253	$4,391,375	$4,403,012	$4,886,521	$4,403,012

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.82	$4.78	$1.42	$(0.09)	$(12.75)	$7.02	$(6.04)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$0.52	$5.23	$3.40	$1.05	$(13.74)	$9.15	$(9.35)
Dividends per common share	$0.33	$0.33	$0.33	$0.32	$0.32	$0.99	$0.96
Book value per common share	$105.21	$104.56	$100.29	$99.72	$100.00	$105.21	$100.00
Tangible book value per common share (1)	$98.58	$97.87	$93.63	$93.23	$93.45	$98.58	$93.45
Tangible book value per common share plus accumulated dividends (1)	$117.57	$116.53	$111.96	$111.23	$111.13	$117.57	$111.13
Change in tangible book value per common share plus change in accumulated dividends (1)	1.1%	4.9%	0.8%	0.1%	(12.0)%	6.8%	(7.3)%

Financial ratios
Net claims and claim expense ratio - current accident year	79.0%	50.4%	46.1%	81.0%	220.8%	59.9%	120.4%
Net claims and claim expense ratio - prior accident years	(1.8)%	(36.4)%	(7.1)%	(8.9)%	2.2%	(14.1)%	(0.2)%
Net claims and claim expense ratio - calendar year	77.2%	14.0%	39.0%	72.1%	223.0%	45.8%	120.2%
Underwriting expense ratio	28.3%	33.2%	31.6%	30.4%	21.8%	30.9%	29.3%
Combined ratio	105.5%	47.2%	70.6%	102.5%	244.8%	76.7%	149.5%
Return on average common equity - annualized	3.1%	18.6%	5.7%	(0.3)%	(47.2)%	9.1%	(7.4)%
Operating return on average common equity - annualized (1)	1.9%	20.3%	13.5%	4.2%	(50.8)%	11.8%	(11.4)%
Total investment return - annualized	3.3%	2.0%	(1.0)%	2.6%	3.4%	1.5%	4.1%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Revenues
Gross premiums written	$625,677	$977,343	$1,159,652	$407,766	$640,269	$2,762,672	$2,389,774
Net premiums written	$453,255	$604,509	$663,044	$288,223	$483,221	$1,720,808	$1,583,102
Decrease (increase) in unearned premiums	78,594	(175,124)	(222,762)	133,250	64,571	(319,292)	(287,000)
Net premiums earned	531,849	429,385	440,282	421,473	547,792	1,401,516	1,296,102
Net investment income	80,696	71,356	56,476	73,464	40,257	208,528	148,745
Net foreign exchange (losses) gains	(4,566)	(10,687)	3,757	(490)	(156)	(11,496)	11,118
Equity in earnings of other ventures	7,648	5,826	857	2,200	1,794	14,331	5,830
Other income (loss)	497	1,225	(1,242)	2,362	2,996	480	7,053
Net realized and unrealized gains (losses) on investments	13,630	(17,901)	(82,144)	(7,716)	42,052	(86,415)	143,538
Total revenues	629,754	479,204	417,986	491,293	634,735	1,526,944	1,612,386
Expenses
Net claims and claim expenses incurred	410,510	60,167	171,703	304,064	1,221,696	642,380	1,557,364
Acquisition expenses	109,761	105,052	97,711	98,598	76,761	312,524	248,294
Operational expenses	40,593	37,543	41,272	29,192	42,537	119,408	131,586
Corporate expenses	6,841	8,301	6,733	4,237	4,413	21,875	14,335
Interest expense	11,769	11,768	11,767	11,777	11,799	35,304	32,416
Total expenses	579,474	222,831	329,186	447,868	1,357,206	1,131,491	1,983,995
Income (loss) before taxes	50,280	256,373	88,800	43,425	(722,471)	395,453	(371,609)
Income tax (expense) benefit	(1,451)	(4,506)	3,407	(41,226)	18,977	(2,550)	14,739
Net income (loss)	48,829	251,867	92,207	2,199	(703,494)	392,903	(356,870)
Net (income) loss attributable to noncontrolling interests	(6,440)	(54,483)	(29,899)	(56)	204,277	(90,822)	132,338
Net income (loss) attributable to RenaissanceRe	42,389	197,384	62,308	2,143	(499,217)	302,081	(224,532)
Dividends on preference shares	(9,708)	(5,596)	(5,595)	(5,595)	(5,595)	(20,899)	(16,786)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$32,681	$191,788	$56,713	$(3,452)	$(504,812)	$281,182	$(241,318)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$0.82	$4.78	$1.42	$(0.09)	$(12.75)	$7.02	$(6.04)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.82	$4.78	$1.42	$(0.09)	$(12.75)	$7.02	$(6.04)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$0.52	$5.23	$3.40	$1.05	$(13.74)	$9.15	$(9.35)

Return on average common equity - annualized	3.1%	18.6%	5.7%	(0.3)%	(47.2)%	9.1%	(7.4)%
Operating return on average common equity - annualized (1)	1.9%	20.3%	13.5%	4.2%	(50.8)%	11.8%	(11.4)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended September 30, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$301,413	$324,264	$—	$625,677
Net premiums written	$232,632	$220,623	$—	$453,255
Net premiums earned	$293,059	$238,791	$(1)	$531,849
Net claims and claim expenses incurred	265,857	144,671	(18)	410,510
Acquisition expenses	45,524	64,238	(1)	109,761
Operational expenses	25,577	14,976	40	40,593
Underwriting (loss) income	$(43,899)	$14,906	$(22)	$(29,015)

Net claims and claim expenses incurred - current accident year	$268,022	$151,904	$—	$419,926
Net claims and claim expenses incurred - prior accident years	(2,165)	(7,233)	(18)	(9,416)
Net claims and claim expenses incurred - total	$265,857	$144,671	$(18)	$410,510

Net claims and claim expense ratio - current accident year	91.5%	63.6%		79.0%
Net claims and claim expense ratio - prior accident years	(0.8)%	(3.0)%		(1.8)%
Net claims and claim expense ratio - calendar year	90.7%	60.6%		77.2%
Underwriting expense ratio	24.3%	33.2%		28.3%
Combined ratio	115.0%	93.8%		105.5%

	Three months ended September 30, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$325,395	$314,881	$(7)	$640,269
Net premiums written	$269,393	$213,835	$(7)	$483,221
Net premiums earned	$336,838	$210,961	$(7)	$547,792
Net claims and claim expenses incurred	1,044,418	177,433	(155)	1,221,696
Acquisition expenses	17,514	59,248	(1)	76,761
Operational expenses	25,123	17,389	25	42,537
Underwriting (loss) income	$(750,217)	$(43,109)	$124	$(793,202)

Net claims and claim expenses incurred - current accident year	$1,036,586	$172,675	$—	$1,209,261
Net claims and claim expenses incurred - prior accident years	7,832	4,758	(155)	12,435
Net claims and claim expenses incurred - total	$1,044,418	$177,433	$(155)	$1,221,696

Net claims and claim expense ratio - current accident year	307.7%	81.9%		220.8%
Net claims and claim expense ratio - prior accident years	2.4%	2.2%		2.2%
Net claims and claim expense ratio - calendar year	310.1%	84.1%		223.0%
Underwriting expense ratio	12.6%	36.3%		21.8%
Combined ratio	322.7%	120.4%		244.8%

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Nine months ended September 30, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,561,008	$1,201,664	$—	$2,762,672
Net premiums written	$884,541	$836,267	$—	$1,720,808
Net premiums earned	$722,246	$679,271	$(1)	$1,401,516
Net claims and claim expenses incurred	222,195	420,273	(88)	642,380
Acquisition expenses	127,095	185,429	—	312,524
Operational expenses	75,933	43,121	354	119,408
Underwriting income (loss)	$297,023	$30,448	$(267)	$327,204

Net claims and claim expenses incurred - current accident year	$395,067	$444,293	$—	$839,360
Net claims and claim expenses incurred - prior accident years	(172,872)	(24,020)	(88)	(196,980)
Net claims and claim expenses incurred - total	$222,195	$420,273	$(88)	$642,380

Net claims and claim expense ratio - current accident year	54.7%	65.4%		59.9%
Net claims and claim expense ratio - prior accident years	(23.9)%	(3.5)%		(14.1)%
Net claims and claim expense ratio - calendar year	30.8%	61.9%		45.8%
Underwriting expense ratio	28.1%	33.6%		30.9%
Combined ratio	58.9%	95.5%		76.7%

	Nine months ended September 30, 2017
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,345,271	$1,044,510	$(7)	$2,389,774
Net premiums written	$895,728	$687,381	$(7)	$1,583,102
Net premiums earned	$716,024	$580,085	$(7)	$1,296,102
Net claims and claim expenses incurred	1,116,273	441,801	(710)	1,557,364
Acquisition expenses	75,117	173,179	(2)	248,294
Operational expenses	76,841	54,708	37	131,586
Underwriting (loss) income	$(552,207)	$(89,603)	$668	$(641,142)

Net claims and claim expenses incurred - current accident year	$1,133,241	$427,786	$—	$1,561,027
Net claims and claim expenses incurred - prior accident years	(16,968)	14,015	(710)	(3,663)
Net claims and claim expenses incurred - total	$1,116,273	$441,801	$(710)	$1,557,364

Net claims and claim expense ratio - current accident year	158.3%	73.7%		120.4%
Net claims and claim expense ratio - prior accident years	(2.4)%	2.5%		(0.2)%
Net claims and claim expense ratio - calendar year	155.9%	76.2%		120.2%
Underwriting expense ratio	21.2%	39.2%		29.3%
Combined ratio	177.1%	115.4%		149.5%

4

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Gross premiums written	$301,413	$552,627	$706,968	$95,166	$325,395
Net premiums written	$232,632	$297,832	$354,077	$82,286	$269,393
Net premiums earned	$293,059	$204,138	$225,049	$215,046	$336,838
Net claims and claim expenses incurred	265,857	(74,269)	30,607	181,712	1,044,418
Acquisition expenses	45,524	40,850	40,721	38,699	17,514
Operational expenses	25,577	23,810	26,546	17,353	25,123
Underwriting (loss) income	$(43,899)	$213,747	$127,175	$(22,718)	$(750,217)

Net claims and claim expenses incurred - current accident year	$268,022	$68,876	$58,169	$210,340	$1,036,586
Net claims and claim expenses incurred - prior accident years	(2,165)	(143,145)	(27,562)	(28,628)	7,832
Net claims and claim expenses incurred - total	$265,857	$(74,269)	$30,607	$181,712	$1,044,418

Net claims and claim expense ratio - current accident year	91.5%	33.7%	25.8%	97.8%	307.7%
Net claims and claim expense ratio - prior accident years	(0.8)%	(70.1)%	(12.2)%	(13.3)%	2.4%
Net claims and claim expense ratio - calendar year	90.7%	(36.4)%	13.6%	84.5%	310.1%
Underwriting expense ratio	24.3%	31.7%	29.9%	26.1%	12.6%
Combined ratio	115.0%	(4.7)%	43.5%	110.6%	322.7%

	Three months ended
Casualty and Specialty Segment	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Gross premiums written	$324,264	$424,716	$452,684	$312,600	$314,881
Net premiums written	$220,623	$306,677	$308,967	$205,926	$213,835
Net premiums earned	$238,791	$225,247	$215,233	$206,416	$210,961
Net claims and claim expenses incurred	144,671	134,524	141,078	123,225	177,433
Acquisition expenses	64,238	64,201	56,990	59,898	59,248
Operational expenses	14,976	13,552	14,593	11,840	17,389
Underwriting income (loss)	$14,906	$12,970	$2,572	$11,453	$(43,109)

Net claims and claim expenses incurred - current accident year	$151,904	$147,520	$144,869	$131,057	$172,675
Net claims and claim expenses incurred - prior accident years	(7,233)	(12,996)	(3,791)	(7,832)	4,758
Net claims and claim expenses incurred - total	$144,671	$134,524	$141,078	$123,225	$177,433

Net claims and claim expense ratio - current accident year	63.6%	65.5%	67.3%	63.5%	81.9%
Net claims and claim expense ratio - prior accident years	(3.0)%	(5.8)%	(1.8)%	(3.8)%	2.2%
Net claims and claim expense ratio - calendar year	60.6%	59.7%	65.5%	59.7%	84.1%
Underwriting expense ratio	33.2%	34.5%	33.3%	34.8%	36.3%
Combined ratio	93.8%	94.2%	98.8%	94.5%	120.4%

5

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Revenues
Gross premiums written	$53,328	$159,864	$139,664	$5,145	$68,352	$352,856	$317,041
Net premiums written	$50,994	$123,074	$116,996	$2,832	$63,442	$291,064	$278,660
Decrease (increase) in unearned premiums	39,717	(68,497)	(52,623)	60,210	41,278	(81,403)	(57,460)
Net premiums earned	90,711	54,577	64,373	63,042	104,720	209,661	221,200
Net investment income	12,327	11,111	10,078	9,488	8,334	33,516	24,155
Net foreign exchange gains (losses)	131	50	505	(70)	(66)	686	506
Other income	210	69	1	—	—	280	680
Net realized and unrealized (losses) gains on investments	(3,517)	(6,853)	(16,832)	(10,641)	528	(27,202)	4,796
Total revenues	99,862	58,954	58,125	61,819	113,516	216,941	251,337
Expenses
Net claims and claim expenses incurred	72,818	(39,479)	4,592	61,444	415,669	37,931	414,243
Acquisition expenses	9,284	22,616	16,007	7,518	(53,773)	47,907	(20,356)
Operational and corporate expenses	11,560	8,721	8,409	719	6,441	28,690	19,996
Interest expense	1,859	1,858	1,858	1,859	1,859	5,575	5,575
Total expenses	95,521	(6,284)	30,866	71,540	370,196	120,103	419,458
Income (loss) before taxes	4,341	65,238	27,259	(9,721)	(256,680)	96,838	(168,121)
Income tax benefit (expense)	448	(747)	(368)	(157)	1,164	(667)	868
Net income (loss) available (attributable) to DaVinciRe common shareholders	$4,789	$64,491	$26,891	$(9,878)	$(255,516)	$96,171	$(167,253)

Net claims and claim expenses incurred - current accident year	$74,632	$9,867	$7,943	$68,096	$413,466	$92,442	$429,865
Net claims and claim expenses incurred - prior accident years	(1,814)	(49,346)	(3,351)	(6,652)	2,203	(54,511)	(15,622)
Net claims and claim expenses incurred - total	$72,818	$(39,479)	$4,592	$61,444	$415,669	$37,931	$414,243

Net claims and claim expense ratio - current accident year	82.3%	18.1%	12.3%	108.0%	394.8%	44.1%	194.3%
Net claims and claim expense ratio - prior accident years	(2.0)%	(90.4)%	(5.2)%	(10.5)%	2.1%	(26.0)%	(7.0)%
Net claims and claim expense ratio - calendar year	80.3%	(72.3)%	7.1%	97.5%	396.9%	18.1%	187.3%
Underwriting expense ratio	23.0%	57.4%	38.0%	13.0%	(45.2)%	36.5%	(0.2)%
Combined ratio	103.3%	(14.9)%	45.1%	110.5%	351.7%	54.6%	187.1%

6

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Assets
Fixed maturity investments trading, at fair value	$7,814,779	$7,420,778	$7,404,761	$7,426,555	$7,092,969
Short term investments, at fair value	2,461,415	2,031,943	1,616,597	991,863	1,497,262
Equity investments trading, at fair value	413,271	432,804	387,462	388,254	402,035
Other investments, at fair value	738,919	713,200	692,652	594,793	548,492
Investments in other ventures, under equity method	117,307	111,935	120,232	101,974	101,420
Total investments	11,545,691	10,710,660	10,221,704	9,503,439	9,642,178
Cash and cash equivalents	453,041	548,472	647,973	1,361,592	581,576
Premiums receivable	1,787,095	1,959,647	1,684,630	1,304,622	1,521,266
Prepaid reinsurance premiums	795,496	925,501	794,921	533,546	635,756
Reinsurance recoverable	1,204,059	1,454,991	1,572,321	1,586,630	1,588,304
Accrued investment income	46,690	44,810	43,069	42,235	38,366
Deferred acquisition costs	497,733	511,155	477,010	426,551	434,914
Receivable for investments sold	406,062	505,907	111,431	103,145	193,758
Other assets	121,724	122,048	127,571	121,226	164,019
Goodwill and other intangibles	238,803	240,187	241,572	243,145	244,787
Total assets	$17,096,394	$17,023,378	$15,922,202	$15,226,131	$15,044,924
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$4,952,498	$4,702,345	$4,912,727	$5,080,408	$5,192,313
Unearned premiums	2,058,851	2,267,450	1,961,746	1,477,609	1,713,069
Debt	990,749	990,371	989,995	989,623	989,245
Reinsurance balances payable	1,970,913	2,085,034	1,758,948	989,090	1,034,454
Payable for investments purchased	555,556	490,589	306,664	208,749	377,543
Other liabilities	147,328	134,100	130,505	792,771	301,559
Total liabilities	10,675,895	10,669,889	10,060,585	9,538,250	9,608,183
Redeemable noncontrolling interest	1,533,978	1,493,428	1,425,364	1,296,506	1,033,729
Shareholders' Equity
Preference shares	650,000	650,000	400,000	400,000	400,000
Common shares	40,266	40,263	40,246	40,024	40,029
Additional paid-in capital	42,395	35,094	38,552	37,355	32,852
Accumulated other comprehensive (loss) income	(1,483)	(1,101)	194	224	161
Retained earnings	4,155,343	4,135,805	3,957,261	3,913,772	3,929,970
Total shareholders' equity attributable to RenaissanceRe	4,886,521	4,860,061	4,436,253	4,391,375	4,403,012
Total liabilities, noncontrolling interests and shareholders' equity	$17,096,394	$17,023,378	$15,922,202	$15,226,131	$15,044,924

Book value per common share	$105.21	$104.56	$100.29	$99.72	$100.00

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	September 30, 2018		June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017
U.S. treasuries	$3,117,911	27.0%	$2,968,855	27.7%	$2,834,487	27.7%	$3,168,763	33.3%	$2,956,952	30.7%
Agencies	143,980	1.2%	55,199	0.5%	45,365	0.5%	47,646	0.5%	41,109	0.5%
Municipal	7,061	0.1%	6,164	0.1%	506,470	5.0%	509,802	5.4%	521,220	5.4%
Non-U.S. government (Sovereign debt)	254,169	2.2%	298,811	2.8%	303,056	3.0%	287,660	3.0%	177,855	1.8%
Non-U.S. government-backed corporate	137,512	1.2%	185,640	1.7%	191,202	1.9%	163,651	1.7%	121,892	1.3%
Corporate	2,448,795	21.2%	2,280,080	21.3%	2,147,578	21.0%	2,063,459	21.7%	2,028,750	21.0%
Agency mortgage-backed	836,376	7.2%	762,077	7.1%	693,377	6.8%	500,456	5.3%	499,310	5.2%
Non-agency mortgage-backed	289,649	2.5%	300,311	2.8%	302,638	2.9%	300,331	3.1%	299,530	3.1%
Commercial mortgage-backed	257,434	2.2%	248,590	2.3%	197,126	1.9%	202,062	2.1%	263,029	2.7%
Asset-backed	321,892	2.9%	315,051	3.0%	183,462	1.7%	182,725	2.0%	183,322	1.9%
Total fixed maturity investments, at fair value	7,814,779	67.7%	7,420,778	69.3%	7,404,761	72.4%	7,426,555	78.1%	7,092,969	73.6%
Short term investments, at fair value	2,461,415	21.3%	2,031,943	19.0%	1,616,597	15.8%	991,863	10.4%	1,497,262	15.5%
Equity investments trading, at fair value	413,271	3.6%	432,804	4.1%	387,462	3.8%	388,254	4.1%	402,035	4.2%
Other investments, at fair value	738,919	6.4%	713,200	6.6%	692,652	6.8%	594,793	6.3%	548,492	5.6%
Total managed investment portfolio	11,428,384	99.0%	10,598,725	99.0%	10,101,472	98.8%	9,401,465	98.9%	9,540,758	98.9%
Investments in other ventures, under equity method	117,307	1.0%	111,935	1.0%	120,232	1.2%	101,974	1.1%	101,420	1.1%
Total investments	$11,545,691	100.0%	$10,710,660	100.0%	$10,221,704	100.0%	$9,503,439	100.0%	$9,642,178	100.0%
Credit Quality of Fixed Maturity Investments
AAA	$732,294	9.4%	$792,956	10.7%	$723,897	9.7%	$739,822	10.0%	$731,560	10.3%
AA	4,496,120	57.5%	4,181,431	56.3%	4,204,030	56.8%	4,341,541	58.5%	4,073,325	57.4%
A	880,744	11.3%	853,862	11.5%	889,814	12.0%	813,953	11.0%	755,457	10.7%
BBB	631,290	8.1%	516,911	7.0%	540,639	7.3%	522,601	7.0%	546,821	7.7%
Non-investment grade and not rated	1,074,331	13.7%	1,075,618	14.5%	1,046,381	14.2%	1,008,638	13.5%	985,806	13.9%
Total fixed maturity investments, at fair value	$7,814,779	100.0%	$7,420,778	100.0%	$7,404,761	100.0%	$7,426,555	100.0%	$7,092,969	100.0%
Maturity Profile of Fixed Maturity Investments
Due in less than one year	$301,817	3.9%	$383,353	5.2%	$495,143	6.7%	$546,255	7.3%	$367,091	5.2%
Due after one through five years	4,694,059	60.0%	4,421,536	59.5%	4,324,744	58.4%	4,521,930	60.9%	4,324,948	61.0%
Due after five through ten years	1,020,157	13.1%	904,070	12.2%	1,064,575	14.4%	1,007,656	13.6%	1,001,975	14.1%
Due after ten years	93,395	1.2%	85,790	1.2%	143,696	1.9%	165,140	2.2%	153,764	2.1%
Mortgage-backed securities	1,383,459	17.7%	1,310,978	17.7%	1,193,141	16.1%	1,002,849	13.5%	1,061,869	15.0%
Asset-backed securities	321,892	4.1%	315,051	4.2%	183,462	2.5%	182,725	2.5%	183,322	2.6%
Total fixed maturity investments, at fair value	$7,814,779	100.0%	$7,420,778	100.0%	$7,404,761	100.0%	$7,426,555	100.0%	$7,092,969	100.0%
Weighted average yield to maturity of fixed maturity and short term investments	3.1%		3.0%		2.9%		2.5%		2.2%
Average duration of fixed maturities and short term investments	2.0		2.2		2.4		2.5		2.6

8

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Type of Investment
Catastrophe bonds	$525,126	$501,025	$476,534	$380,475	$332,044
Private equity partnerships	185,121	186,200	190,067	196,220	196,280
Senior secured bank loan funds	17,057	14,414	13,771	17,574	19,572
Hedge funds	11,615	11,561	12,280	524	596
Total other investments, at fair value	$738,919	$713,200	$692,652	$594,793	$548,492

Type of Investment
Catastrophe bonds	71.1%	70.3%	68.8%	64.0%	60.5%
Private equity partnerships	25.0%	26.1%	27.4%	32.9%	35.8%
Senior secured bank loan funds	2.3%	2.0%	2.0%	3.0%	3.6%
Hedge funds	1.6%	1.6%	1.8%	0.1%	0.1%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

9

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Fixed maturity investments	$55,725	$50,416	$45,643	$46,544	$45,305	$151,784	$133,080
Short term investments	9,403	7,633	5,304	3,606	2,771	22,340	7,476
Equity investments trading	903	1,490	698	998	930	3,091	2,630
Other investments
Private equity investments	8,723	3,860	(434)	13,215	6,371	12,149	20,784
Other	8,665	10,658	8,023	12,587	(11,491)	27,346	(4,520)
Cash and cash equivalents	1,104	1,039	565	360	352	2,708	836
	84,523	75,096	59,799	77,310	44,238	219,418	160,286
Investment expenses	(3,827)	(3,740)	(3,323)	(3,846)	(3,981)	(10,890)	(11,541)
Net investment income	80,696	71,356	56,476	73,464	40,257	208,528	148,745

Gross realized gains	5,229	5,133	4,583	6,068	16,343	14,945	43,053
Gross realized losses	(15,327)	(26,519)	(25,853)	(8,930)	(6,126)	(67,699)	(29,902)
Net realized (losses) gains on fixed maturity investments	(10,098)	(21,386)	(21,270)	(2,862)	10,217	(52,754)	13,151
Net unrealized (losses) gains on fixed maturity investments trading	(8,730)	(9,420)	(55,372)	(40,461)	5,545	(73,522)	48,940
Net realized and unrealized gains (losses) on investments-related derivatives	2,563	1,038	(4,364)	1,854	(4,020)	(763)	(4,344)
Net realized gains on equity investments trading	21,259	348	234	30,291	13,675	21,841	49,736
Net unrealized gains (losses) on equity investments trading	8,636	11,519	(1,372)	3,462	16,635	18,783	36,055
Net realized and unrealized gains (losses) on investments	13,630	(17,901)	(82,144)	(7,716)	42,052	(86,415)	143,538
Total investment result	$94,326	$53,455	$(25,668)	$65,748	$82,309	$122,113	$292,283

Total investment return - annualized	3.3%	2.0%	(1.0)%	2.6%	3.4%	1.5%	4.1%

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
September 30, 2018	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$2,461,415	$2,461,415	21.3%	1.8%	$2,397,413	$61,873	$249	$169	$823	$888
		100.0%			97.5%	2.5%	—%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	3,164,220	3,117,911	27.0%	2.8%	—	3,117,911	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	98,606	97,886	0.8%	3.2%	—	97,886	—	—	—	—
Other agencies	46,487	46,094	0.4%	2.9%	—	46,094	—	—	—	—
Total agencies	145,093	143,980	1.2%	3.1%	—	143,980	—	—	—	—
Municipal	6,075	7,061	0.1%	4.0%	—	1,054	4,555	492	—	960
Non-U.S. government (Sovereign debt)	259,483	254,169	2.2%	2.9%	181,180	51,851	19,117	482	1,539	—
Non-U.S. government-backed corporate	139,485	137,512	1.2%	3.2%	45,416	57,143	34,383	570	—	—
Corporate	2,473,932	2,448,795	21.2%	4.3%	43,488	179,897	815,660	584,614	785,480	39,656
Mortgage-backed
Residential mortgage-backed
Agency securities	856,267	836,376	7.2%	3.7%	—	836,376	—	—	—	—
Non-agency securities - Alt A	222,170	236,460	2.0%	4.1%	9,448	9,833	2,670	10,031	181,869	22,609
Non-agency securities - Prime	50,587	53,189	0.5%	4.2%	6,346	3,282	1,496	2,385	26,465	13,215
Total residential mortgage-backed	1,129,024	1,126,025	9.7%	3.8%	15,794	849,491	4,166	12,416	208,334	35,824
Commercial mortgage-backed	261,910	257,434	2.2%	3.6%	200,364	45,737	1,192	8,647	—	1,494
Total mortgage-backed	1,390,934	1,383,459	11.9%	3.7%	216,158	895,228	5,358	21,063	208,334	37,318
Asset-backed
Collateralized loan obligations	275,727	275,356	2.4%	3.8%	203,423	49,056	—	22,126	—	751
Credit cards	18,073	17,990	0.2%	3.0%	17,990	—	—	—	—	—
Auto loans	18,394	18,153	0.2%	3.1%	18,153	—	—	—	—	—
Student loans	2,246	2,236	—%	3.2%	2,236	—	—	—	—	—
Other	8,222	8,157	0.1%	3.9%	4,250	—	1,671	1,943	—	293
Total asset-backed	322,662	321,892	2.9%	3.7%	246,052	49,056	1,671	24,069	—	1,044
Total securitized assets	1,713,596	1,705,351	14.8%	3.7%	462,210	944,284	7,029	45,132	208,334	38,362
Total fixed maturity investments	7,901,884	7,814,779	67.7%	3.5%	732,294	4,496,120	880,744	631,290	995,353	78,978
		100.0%			9.4%	57.5%	11.3%	8.1%	12.7%	1.0%
Equity investments trading		413,271	3.6%		—	—	—	—	—	413,271
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		525,126	4.6%		—	—	—	—	525,126	—
Private equity partnerships		185,121	1.6%		—	—	—	—	—	185,121
Senior secured bank loan funds		17,057	0.1%		—	—	—	—	—	17,057
Hedge funds		11,615	0.1%		—	—	—	—	—	11,615
Total other investments		738,919	6.4%		—	—	—	—	525,126	213,793
		100.0%			—%	—%	—%	—%	71.1%	28.9%
Investments in other ventures		117,307	1.0%		—	—	—	—	—	117,307
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$11,545,691	100.0%		$3,129,707	$4,557,993	$880,993	$631,459	$1,521,302	$824,237
		100.0%			27.1%	39.5%	7.6%	5.5%	13.2%	7.1%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

11

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	September 30, 2018
Issuer	Total	Short term investments	Fixed maturity investments
Goldman Sachs Group Inc.	$56,112	$—	$56,112
JP Morgan Chase & Co.	49,222	—	49,222
Bank of America Corp.	47,359	—	47,359
Morgan Stanley	46,520	—	46,520
Wells Fargo & Co.	38,565	—	38,565
HSBC Holdings PLC	35,984	—	35,984
Citigroup Inc.	26,999	—	26,999
UBS Group AG	26,692	—	26,692
Sumitomo Mitsui Financial Group	23,851	—	23,851
Mitsubishi UFJ Financial Group	23,018	—	23,018
Total (1)	$374,322	$—	$374,322

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

12

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2018
Property	$610,932	$744,391	$774,220	$2,129,543
Casualty and Specialty	773,732	102,631	1,940,244	2,816,607
Other	3,240	—	3,108	6,348
Total	$1,387,904	$847,022	$2,717,572	$4,952,498

June 30, 2018
Property	$631,642	$766,450	$568,642	$1,966,734
Casualty and Specialty	750,149	105,066	1,871,468	2,726,683
Other	4,433	—	4,495	8,928
Total	$1,386,224	$871,516	$2,444,605	$4,702,345

March 31, 2018
Property	$701,202	$850,498	$687,209	$2,238,909
Casualty and Specialty	740,809	118,380	1,801,361	2,660,550
Other	4,999	—	8,269	13,268
Total	$1,447,010	$968,878	$2,496,839	$4,912,727

December 31, 2017
Property	$696,285	$896,522	$893,583	$2,486,390
Casualty and Specialty	689,962	124,923	1,760,607	2,575,492
Other	6,605	—	11,921	18,526
Total	$1,392,852	$1,021,445	$2,666,111	$5,080,408

September 30, 2017
Property	$310,871	$416,758	$1,917,573	$2,645,202
Casualty and Specialty	655,328	132,755	1,734,475	2,522,558
Other	9,904	—	14,649	24,553
Total	$976,103	$549,513	$3,666,697	$5,192,313

13

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended September 30, 2018			Three months ended September 30, 2017
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$4,702,345	$1,454,991	$3,247,354	$2,989,806	$370,586	$2,619,220
Incurred claims and claim expenses
Current year	516,637	96,711	419,926	2,460,842	1,251,581	1,209,261
Prior years	(1,764)	7,652	(9,416)	21,668	9,233	12,435
Total incurred claims and claim expenses	514,873	104,363	410,510	2,482,510	1,260,814	1,221,696
Paid claims and claim expenses
Current year	31,346	7,173	24,173	147,669	8,869	138,800
Prior years	229,019	348,117	(119,098)	145,617	34,252	111,365
Total paid claims and claim expenses	260,365	355,290	(94,925)	293,286	43,121	250,165
Foreign exchange	(4,355)	(5)	(4,350)	13,283	25	13,258
Reserve for claims and claim expenses, end of period	$4,952,498	$1,204,059	$3,748,439	$5,192,313	$1,588,304	$3,604,009

	Nine months ended September 30, 2018			Nine months ended September 30, 2017
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$5,080,408	$1,586,630	$3,493,778	$2,848,294	$279,564	$2,568,730
Incurred claims and claim expenses
Current year	1,067,071	227,711	839,360	2,926,525	1,365,498	1,561,027
Prior years	(249,511)	(52,531)	(196,980)	(2,308)	1,355	(3,663)
Total incurred claims and claim expenses	817,560	175,180	642,380	2,924,217	1,366,853	1,557,364
Paid claims and claim expenses
Current year	59,378	11,303	48,075	169,657	10,972	158,685
Prior years	873,132	546,440	326,692	443,657	47,246	396,411
Total paid claims and claim expenses	932,510	557,743	374,767	613,314	58,218	555,096
Foreign exchange	(12,960)	(8)	(12,952)	33,116	105	33,011
Reserve for claims and claim expenses, end of period	$4,952,498	$1,204,059	$3,748,439	$5,192,313	$1,588,304	$3,604,009

14

RenaissanceRe Holdings Ltd.
Fee Income (Loss)

The table below reflects the total fee income (loss) earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd. ("DaVinciRe"), Top Layer Reinsurance Ltd. ("Top Layer Re") and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. Structured reinsurance products include Fibonacci Reinsurance Ltd., as well as certain other reinsurance contracts which transfer risk to capital.

	Three months ended					Nine months ended		Year ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Management fee income
Joint ventures	$9,265	$7,125	$6,369	$423	$4,960	$22,759	$14,935	$15,358	$19,919	$20,686	$23,881
Managed funds	3,260	2,745	2,406	713	970	8,411	2,945	3,659	2,381	2,638	3,473
Structured reinsurance products	8,530	7,958	8,611	8,944	6,664	25,099	22,232	31,177	28,643	24,894	30,876
Total management fee income	21,055	17,828	17,386	10,080	12,594	56,269	40,112	50,194	50,943	48,218	58,230

Performance fee income (loss)
Joint ventures	853	6,869	4,178	845	(4,105)	11,900	8,584	9,429	19,429	21,988	27,189
Managed funds	2,539	1,175	778	145	(971)	4,492	53	197	1,758	3,204	5,553
Structured reinsurance products	(1,568)	6,802	3,366	1,185	(15,390)	8,600	3,533	4,719	30,231	26,226	42,746
Total performance fee income (loss) (1)	1,824	14,846	8,322	2,175	(20,466)	24,992	12,170	14,345	51,418	51,418	75,488

Total fee income (loss)	$22,879	$32,674	$25,708	$12,255	$(7,872)	$81,261	$52,282	$64,539	$102,361	$99,636	$133,718

(1)
Performance fees are based on the performance of the individual vehicles and/or product, and could be negative in any given quarter when large losses occur, which can result in the reversal of previously accrued performance fees.

15

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$32,681	$191,788	$56,713	$(3,452)	$(504,812)
Amount allocated to participating common shareholders (1)	(294)	(2,174)	(546)	(113)	(116)
	$32,387	$189,614	$56,167	$(3,565)	$(504,928)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	39,624	39,641	39,552	39,478	39,591
Per common share equivalents of employee stock options and restricted shares	13	13	47	—	—
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,637	39,654	39,599	39,478	39,591

Basic income (loss) per RenaissanceRe common share	$0.82	$4.78	$1.42	$(0.09)	$(12.75)
Diluted income (loss) per RenaissanceRe common share	$0.82	$4.78	$1.42	$(0.09)	$(12.75)

	Nine months ended
(common shares in thousands)	September 30, 2018	September 30, 2017
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$281,182	$(241,318)
Amount allocated to participating common shareholders (1)	(2,977)	(344)
	$278,205	$(241,662)
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	39,606	39,979
Per common share equivalents of employee stock options and restricted shares	21	—
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	39,627	39,979

Basic income (loss) per RenaissanceRe common share	$7.02	$(6.04)
Diluted income (loss) per RenaissanceRe common share	$7.02	$(6.04)

(1)
Represents earnings attributable to holders of unvested restricted shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

16

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Tower Hill Companies	$4,629	$4,555	$(910)	$(412)	$(383)	$8,274	$(1,235)
Top Layer Re	2,170	1,999	2,033	1,987	2,722	6,202	7,864
Other	849	(728)	(266)	625	(545)	(145)	(799)
Total equity in earnings of other ventures	$7,648	$5,826	$857	$2,200	$1,794	$14,331	$5,830

Other Income (Loss)

	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$543	$787	$(1,523)	$1,230	$2,793	$(193)	$7,425
Other items	(46)	438	281	1,132	203	673	(372)
Total other income (loss)	$497	$1,225	$(1,242)	$2,362	$2,996	$480	$7,053

17

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	A+	A1	A+
DaVinci (1)	A	A+	A3	—
Renaissance Reinsurance U.S. (1)	A+	A+	—	—
RenaissanceRe Specialty U.S. (1)	A+	A+	—	—
Renaissance Reinsurance of Europe (1)	A+	A+	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	Very Strong	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent Syndicate 1458's financial strength rating.
(3) The A.M. Best rating for RenaissanceRe refers to the Enterprise Risk Management ("ERM") A.M. Best score within A.M. Best’s credit ratings methodology. The S&P rating for RenaissanceRe represents the rating on its ERM practices.

18

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Property Segment
Catastrophe	$212,330	$437,720	$590,337	$35,012	$243,514	$1,240,387	$1,069,438
Other property	89,083	114,907	116,631	60,154	81,881	320,621	275,833
Property segment gross premiums written	$301,413	$552,627	$706,968	$95,166	$325,395	$1,561,008	$1,345,271

Casualty and Specialty Segment
General casualty (1)	$97,026	$153,648	$126,626	$80,538	$107,055	$377,300	$337,342
Professional liability (2)	111,536	97,811	157,113	117,075	101,482	366,460	335,235
Financial lines (3)	69,253	88,215	93,267	83,157	66,186	250,735	220,643
Other (4)	46,449	85,042	75,678	31,830	40,158	207,169	151,290
Casualty and Specialty segment gross premiums written	$324,264	$424,716	$452,684	$312,600	$314,881	$1,201,664	$1,044,510

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

19

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended September 30, 2018			Three months ended September 30, 2017
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$212,330	$89,083	$301,413	$243,514	$81,881	$325,395
Net premiums written	$147,196	$85,436	$232,632	$194,550	$74,843	$269,393
Net premiums earned	$210,260	$82,799	$293,059	$280,490	$56,348	$336,838
Net claims and claim expenses incurred	192,652	73,205	265,857	930,989	113,429	1,044,418
Acquisition expenses	20,771	24,753	45,524	(2,861)	20,375	17,514
Operational expenses	20,896	4,681	25,577	20,685	4,438	25,123
Underwriting loss	$(24,059)	$(19,840)	$(43,899)	$(668,323)	$(81,894)	$(750,217)

Net claims and claim expenses incurred - current accident year	$194,282	$73,740	$268,022	$921,526	$115,060	$1,036,586
Net claims and claim expenses incurred - prior accident years	(1,630)	(535)	(2,165)	9,463	(1,631)	7,832
Net claims and claim expenses incurred - total	$192,652	$73,205	$265,857	$930,989	$113,429	$1,044,418

Net claims and claim expense ratio - current accident year	92.4%	89.1%	91.5%	328.5%	204.2%	307.7%
Net claims and claim expense ratio - prior accident years	(0.8)%	(0.7)%	(0.8)%	3.4%	(2.9)%	2.4%
Net claims and claim expense ratio - calendar year	91.6%	88.4%	90.7%	331.9%	201.3%	310.1%
Underwriting expense ratio	19.8%	35.6%	24.3%	6.4%	44.0%	12.6%
Combined ratio	111.4%	124.0%	115.0%	338.3%	245.3%	322.7%

	Nine months ended September 30, 2018			Nine months ended September 30, 2017
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$1,240,387	$320,621	$1,561,008	$1,069,438	$275,833	$1,345,271
Net premiums written	$620,046	$264,495	$884,541	$672,043	$223,685	$895,728
Net premiums earned	$477,310	$244,936	$722,246	$550,302	$165,722	$716,024
Net claims and claim expenses incurred	89,903	132,292	222,195	938,139	178,134	1,116,273
Acquisition expenses	54,785	72,310	127,095	18,141	56,976	75,117
Operational expenses	62,913	13,020	75,933	63,122	13,719	76,841
Underwriting income (loss)	$269,709	$27,314	$297,023	$(469,100)	$(83,107)	$(552,207)

Net claims and claim expenses incurred - current accident year	$237,788	$157,279	$395,067	$962,528	$170,713	$1,133,241
Net claims and claim expenses incurred - prior accident years	(147,885)	(24,987)	(172,872)	(24,389)	7,421	(16,968)
Net claims and claim expenses incurred - total	$89,903	$132,292	$222,195	$938,139	$178,134	$1,116,273

Net claims and claim expense ratio - current accident year	49.8%	64.2%	54.7%	174.9%	103.0%	158.3%
Net claims and claim expense ratio - prior accident years	(31.0)%	(10.2)%	(23.9)%	(4.4)%	4.5%	(2.4)%
Net claims and claim expense ratio - calendar year	18.8%	54.0%	30.8%	170.5%	107.5%	155.9%
Underwriting expense ratio	24.7%	34.8%	28.1%	14.7%	42.6%	21.2%
Combined ratio	43.5%	88.8%	58.9%	185.2%	150.1%	177.1%

20

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, and the associated income tax expense or benefit, and the exclusion of the write-down of a portion of the Company's deferred tax asset as a result of the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 pursuant to the Tax Cuts and Jobs Act of 2017 (the "Tax Bill"), which was enacted on December 22, 2017. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives, the associated income tax expense or benefit of those fluctuations, and the non-recurring impact of the write-down of a portion of the Company's deferred tax assets as a result of the Tax Bill. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$32,681	$191,788	$56,713	$(3,452)	$(504,812)	$281,182	$(241,318)
Adjustment for net realized and unrealized (gains) losses on investments	(13,630)	17,901	82,144	7,716	(42,052)	86,415	(143,538)
Adjustment for deferred tax asset write-down (1)	—	—	—	36,705	—	—	—
Adjustment for income tax expense (benefit) (2)	1,536	(58)	(3,648)	384	2,711	(2,170)	11,203
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$20,587	$209,631	$135,209	$41,353	$(544,153)	$365,427	$(373,653)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.82	$4.78	$1.42	$(0.09)	$(12.75)	$7.02	$(6.04)
Adjustment for net realized and unrealized (gains) losses on investments	(0.34)	0.45	2.07	0.20	(1.06)	2.18	(3.59)
Adjustment for deferred tax asset write-down (1)	—	—	—	0.93	—	—	—
Adjustment for income tax expense (benefit) (2)	0.04	—	(0.09)	0.01	0.07	(0.05)	0.28
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$0.52	$5.23	$3.40	$1.05	$(13.74)	$9.15	$(9.35)

Return on average common equity - annualized	3.1%	18.6%	5.7%	(0.3)%	(47.2)%	9.1%	(7.4)%
Adjustment for net realized and unrealized (gains) losses on investments	(1.3)%	1.7%	8.2%	0.8%	(3.9)%	2.8%	(4.3)%
Adjustment for deferred tax asset write-down (1)	—%	—%	—%	3.7%	—%	—%	—%
Adjustment for income tax expense (benefit) (2)	0.1%	—%	(0.4)%	—%	0.3%	(0.1)%	0.3%
Operating return on average common equity - annualized	1.9%	20.3%	13.5%	4.2%	(50.8)%	11.8%	(11.4)%

(1)
Adjustment for deferred tax asset write-down represents the write-down of a portion of the Company's deferred tax asset as a result of the reduction in the U.S. corporate tax rate from 35% to 21% effective January 1, 2018 pursuant to the Tax Bill, which was enacted on December 22, 2017.

(2)
Adjustment for income tax expense (benefit) represents the income tax expense (benefit) associated with the adjustment for net realized and unrealized (gains) losses on investments. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Book value per common share	$105.21	$104.56	$100.29	$99.72	$100.00
Adjustment for goodwill and other intangibles (1)	(6.63)	(6.69)	(6.66)	(6.49)	(6.55)
Tangible book value per common share	98.58	97.87	93.63	93.23	93.45
Adjustment for accumulated dividends	18.99	18.66	18.33	18.00	17.68
Tangible book value per common share plus accumulated dividends	$117.57	$116.53	$111.96	$111.23	$111.13

Quarterly change in book value per common share	0.6%	4.3%	0.6%	(0.3)%	(11.6)%
Quarterly change in tangible book value per common share plus change in accumulated dividends	1.1%	4.9%	0.8%	0.1%	(12.0)%
Year to date change in book value per common share	5.5%	4.9%	0.6%	(8.0)%	(7.8)%
Year to date change in tangible book value per common share plus change in accumulated dividends	6.8%	5.7%	0.8%	(7.2)%	(7.3)%

(1)
At September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, goodwill and other intangibles included $28.4 million, $29.1 million, $26.3 million, $16.7 million and $17.4 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

22

RenaissanceRe Holdings Ltd.
Comments on Regulation G
From time to time, the Company discusses “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from Property segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of other property gross premiums written and the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Property segment gross premiums written is included below:

	Three months ended					Nine months ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	September 30, 2018	September 30, 2017
Property Segment
Catastrophe	$212,330	$437,720	$590,337	$35,012	$243,514	$1,240,387	$1,069,438
Other property	89,083	114,907	116,631	60,154	81,881	320,621	275,833
Property segment gross premiums written	$301,413	$552,627	$706,968	$95,166	$325,395	$1,561,008	$1,345,271

Managed Catastrophe Premiums
Property segment gross premiums written	$301,413	$552,627	$706,968	$95,166	$325,395	$1,561,008	$1,345,271
Other property gross premiums written	(89,083)	(114,907)	(116,631)	(60,154)	(81,881)	(320,621)	(275,833)
Catastrophe gross premiums written	$212,330	$437,720	$590,337	$35,012	$243,514	$1,240,387	$1,069,438
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re	1,475	26,027	13,660	1,540	1,510	41,162	40,232
Managed catastrophe premiums	$213,805	$463,747	$603,997	$36,552	$245,024	$1,281,549	$1,109,670

23